UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:
                        (Date of earliest event reported)

                                December 7, 2004
                          ----------------------------

                                  CONN'S, INC.
               (Exact name of registrant as specified in charter)


                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)


        000-50421                                     06-1672840
(Commission File Number)                     (IRS Employer Identification No.)

                               3295 College Street
                              Beaumont, Texas 77701
                         (Address of Principal Executive
                              Offices and zip code)

                                 (409) 832-1696
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) 12 under the
     Securities Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) 12 under the
     Securities Act (17 CFR 240.13e-2(c))

Item 1.01 Entry into a Material Definitive Agreement.

         On December 7, 2004, Specialized Realty Development Services, LP ("SRDS"), a variable interest entity that is consolidated into the Company's financial statements pursuant to the provisions of Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51, or FIN 46, entered into a definitive agreements for the sale of its properties subject to the Company's current leases of six of its store locations. Under the provisions of FIN 46, the Company expects that it will no longer be required to consolidate the balance sheet of SRDS into the Company's consolidated balance sheets once the sale is completed. However, the consolidated statements of operations and cash flows for the Company are expected to include the operations and cash flows of SRDS through the date the sale is completed.

Item 9.01(c) Exhibits.

Exhibit 99.1      Press Release, dated December 13, 2004

         All of the information contained in Item 1.01 and Item 9.01(c) in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONN'S, INC.


Date:  December 13, 2004      By:  /s/ C. William Frank
                                   --------------------------------------------
                                   C. William Frank
                                   Executive Vice President and Chief Financial
                                   Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.          Description
-----------          -----------
99.1                 Press Release, dated December 13, 2004